Registration No. 33-12
                                                               File No. 811-4401
                                                                     Rule 497(e)


                             NORTH TRACK FUNDS, INC.

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                          SUPPLEMENT DATED JUNE 1, 2005
                                       TO
                         PROSPECTUS DATED MARCH 1, 2005


Reorganization of the Investment Adviser
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         On June 1, 2005, B.C. Ziegler and Company, investment adviser to each of the mutual fund series (the "Funds") of North Track Funds, Inc. ("North Track"), transferred its asset management and investment advisory business, including its rights and obligations under its investment advisory agreements with the Funds, to Ziegler Capital Management, LLC, a Wisconsin limited liability company. The Board of Directors of North Track has approved the transfer of the Funds' advisory agreements. Ziegler Capital Management, LLC thus replaces B.C. Ziegler and Company as investment adviser to the Funds. Ziegler Capital Management, LLC, like B.C. Ziegler and Company, is wholly owned by The Ziegler Companies, Inc. and is located at 250 East Wisconsin Avenue, Milwaukee, Wisconsin. The transaction did not result in any change of actual control or management of the adviser and will not change the nature of investment advisory services provided to the Funds or the portfolio managers of the Funds.